                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                         GENERAL GROWTH PROPERTIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                        GENERAL GROWTH PROPERTIES, INC.
                             110 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 2002

To our Stockholders:

     We are notifying you that the Annual Meeting of Stockholders of General Growth Properties, Inc. will be held on Wednesday, May 8, 2002 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois 60606 for the following purposes:

     1. To elect two directors, each for a term of three years;

     2. To approve an amendment to our 1998 Incentive Stock Plan to increase the number of shares of our common stock available for issuance under the plan by 1,000,000 shares; and

     3. To transact other business properly coming before the meeting.

Each of these matters is described in further detail in the enclosed proxy statement. We have also enclosed a copy of our 2001 Annual Report. Only stockholders of record at the close of business on March 21, 2002 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the meeting.

     Please use this opportunity to take part in our affairs by voting your shares. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible, or follow the instructions on the proxy card for voting by telephone or through the Internet. Your proxy can be withdrawn by you at any time before it is voted.
                                          By order of the Board of Directors,

                                          /s/ Matthew Bucksbaum

                                          Chairman of the Board

Chicago, Illinois
April 5, 2002

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ABOUT THE MEETING...........................................      1
  What is the purpose of the annual meeting?................      1
  What are the board's voting recommendations?..............      1
  What happens if additional proposals are presented at the
     meeting?...............................................      1
  Who is entitled to vote?..................................      1
  What constitutes a quorum?................................      1
  How do I vote?............................................      2
  Can I vote by telephone or through the Internet?..........      2
  Can I change my vote after I return my proxy card or after
     I vote by telephone or through the Internet?...........      2
  What vote is required to approve each matter that comes
     before the meeting?....................................      2
  Who will bear the costs of soliciting votes for the
     meeting?...............................................      2
ELECTION OF DIRECTORS.......................................      2
BOARD STRUCTURE AND COMPENSATION............................      4
  Board of Directors and Board Committees...................      4
  Compensation of Directors.................................      5
  Compensation Committee Interlocks and Insider
     Participation..........................................      5
FEES OF INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT.....      5
  Fees Billed by Independent Auditors.......................      5
  Report of the Audit Committee.............................      6
STOCK OWNERSHIP.............................................      7
  Common Stock Ownership of Certain Beneficial Owners.......      7
  Equity Ownership of Management............................      7
  Section 16(a) Beneficial Ownership Reporting Compliance...      9
EXECUTIVE OFFICERS..........................................      9
EXECUTIVE COMPENSATION......................................     10
  Summary of Cash and Certain Other Compensation............     10
  Option Grants.............................................     11
  Option Exercises and Year-End Values......................     11
  Long Term Incentive Plan Awards...........................     12
  Standard Employee Benefits................................     12
  Report of the Compensation Committee on Executive
     Compensation...........................................     12
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS........     16
PERFORMANCE GRAPH...........................................     17
INDEPENDENT AUDITORS........................................     18
APPROVAL OF AMENDMENT TO 1998 INCENTIVE STOCK PLAN..........     18
STOCKHOLDER PROPOSALS.......................................     21

                        GENERAL GROWTH PROPERTIES, INC.
                             110 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     The Board of Directors of General Growth Properties, Inc. is asking for your proxy for use at the annual meeting of our stockholders to be held on Wednesday, May 8, 2002 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois, and at any postponements or adjournments of the meeting. We are initially mailing this proxy statement and the enclosed proxy to our stockholders on or about April 5, 2002.

                               ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

     - the election of two directors, each for a term of three years (see page
       2); and

     - the approval of an amendment to our 1998 Incentive Stock Plan (the "1998 Incentive Plan") to increase the number of shares of our common stock available for issuance under the plan by 1,000,000 shares (see page 18).

     In addition, our management will report on our company's performance during fiscal 2001 and respond to questions from stockholders.

What are the board's voting recommendations?

     Our board of directors recommends that you vote your shares "FOR" the election of each of the nominees to the board and "FOR" the approval of an amendment to our 1998 Incentive Plan.

What happens if additional proposals are presented at the meeting?

     Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you vote by proxy, your proxy grants the persons named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, March 21, 2002, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on.

What constitutes a quorum?

     If a majority of the shares outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. As of the record date, we had 62,017,756 shares of common stock outstanding and entitled to vote. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as "broker non-votes") will also be counted as present in determining whether we have a quorum.

How do I vote?

     You may vote in person at the annual meeting or you may vote by proxy by signing, dating and mailing the enclosed proxy card. If you vote by proxy, the individuals named on the card as proxy holders will vote your shares in the manner you indicate. If you sign and return the card without indicating your instructions, your shares will be voted "FOR":

     - the election of the two nominees for director, and

     - the approval of the amendment to our 1998 Incentive Plan.

Can I vote by telephone or through the Internet?

     Yes. If you are a record holder of our common stock (that is, if you hold your stock in your own name in the company's stock records maintained by our transfer agent), you may vote by telephone or through the Internet by following the instructions included with your proxy card.

Can I change my vote after I return my proxy card or after I vote by telephone or through the Internet?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting by delivering to the Secretary of our company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically request that your previously granted proxy be revoked). To revoke a proxy previously submitted through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

What vote is required to approve each matter that comes before the meeting?

     Director nominees must receive the affirmative vote of a plurality of the shares represented at the meeting, meaning that the two nominees for director with the most votes will be elected. Votes withheld and broker non-votes will not be counted toward a nominee's total.

     Approval of the amendment to the 1998 Incentive Plan requires the affirmative vote of a majority of the shares of common stock represented at the meeting in person or by proxy. Abstentions will have the same effect as a vote against this proposal, while broker non-votes will not be treated as entitled to vote on this proposal and, accordingly, will not affect the outcome of the vote.

Who will bear the costs of soliciting votes for the meeting?

     Our company will bear the entire cost of the solicitation of proxies from its stockholders, which is currently estimated to be less than $10,000. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

                             ELECTION OF DIRECTORS

     Our board of directors is currently comprised of seven members. Our bylaws divide the board into three classes, as nearly equal in number as possible, with each class of directors serving a three-year term. The term of office of the classes of directors expires in rotation so that one class is elected at each annual meeting for a full three-year term.

     The board of directors has nominated and urges you to vote "FOR" the election of the two nominees named below for terms of office ending in 2005. Proxies will be so voted unless stockholders specify otherwise in their proxies. Each of the two nominees is currently a member of the board of directors.

     In the event a nominee is not available to serve for any reason when the election occurs, it is intended that the proxies will be voted for the election of the other nominee and may be voted for any substitute nominee. Our board of directors has no reason to believe that either nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a director. In no event will the proxies be voted for a greater number of persons than the number of nominees named.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 2005:

     Matthew Bucksbaum, 76, has served as a director of our company since 1986 and as Chairman of the Board since July 1995. Mr. Bucksbaum also served as our Chief Executive Officer from July 1995 through June 1999, as President of our company from December 1992 through June 1995 and as our Secretary and Treasurer from 1986 to December 1992. Mr. Bucksbaum has served as President of General Growth Companies, Inc., of which he is the sole stockholder and director, since 1985. In addition, Mr. Bucksbaum has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. Mr. Bucksbaum is an ex-officio trustee of the International Council of Shopping Centers, and previously served as chairman. Mr. Bucksbaum is also a member of the Urban Land Institute and the National Association of Real Estate Investment Trusts ("NAREIT"), and is a trustee and chairman of the board of the Aspen Music Festival and School. Mr. Bucksbaum is the father of John Bucksbaum, the Chief Executive Officer of our company.

     Beth Stewart, 45, has served as a director of our company since 1993. Ms. Stewart has served as Chief Executive Officer of Storetrax, Inc., a Web-based company focused on the retail real estate sector, since August 2001 and Co-Chairman of the Board of Storetrax since October 1999. From December 1992 until August 2001, Ms. Stewart was a private real estate consultant and investor. From 1986 to November 1992, she served as Vice President of Goldman, Sachs & Co. Ms. Stewart is a director of Imperial Parking Corporation, a Canadian parking company, and Avatar, Inc., a Florida-based home builder.

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2003:

     Morris Mark, 61, has served as a director of our company since 1993. Mr. Mark has served as general partner of Mark Partners, an investment partnership, since June 1985, President of Mark Asset Management, an investment advisory firm, since December 1986, and President of Mark International Management, LLC, an investment management company, since 1989. From 1975 to 1984, Mr. Mark was a Vice President of Goldman, Sachs & Co., where he was a security analyst specializing in the real estate and building industries. He is a founder of the Real Estate Analysts Group and the Real Estate Investment Trust Analysts Association. Mr. Mark serves as a member of the advisory board of Harvard Law School, from which he graduated in 1964. He also serves as a trustee of the Brooklyn College Foundation, a member of the board of Guild Hall, and a member of the advisory board of Empower America, an economically growth-oriented think tank and advocacy group.

     Robert Michaels, 58, has served as a director of our company and as our President and Chief Operating Officer since 1995. In addition, Mr. Michaels has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. Mr. Michaels also serves on the board of directors of the Center for Urban Land Economics Research at the School of Business of the University of Wisconsin-Madison and the board of trustees of the University of South Dakota Foundation.

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2004:

     John Bucksbaum, 45, has served as a director of our company since 1992, and has served as our Chief Executive Officer since July 1999. From December 1992 through June 1999, Mr. Bucksbaum served as Executive Vice President of our company. In addition, Mr. Bucksbaum has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. Mr. Bucksbaum is a member of the board of governors of NAREIT, the executive committee of the National Realty Council, the policy advisory board of the University of California Real Estate Center and the executive committee of the Wharton School Advisory Board. He also serves as a trustee of the International Council of Shopping Centers and the Urban Land Institute. Mr. Bucksbaum is the son of Matthew Bucksbaum, the Chairman of the Board of our company.

     Alan Cohen, 41, has served as Vice President, Marketing of Tahoe Networks, Inc., a company specializing in networking infrastructure and operations solutions, since October 2001. From March 2000 to October 2001, Mr. Cohen served as Senior Director, Marketing, Service Provider Line of Business of Cisco Systems, Inc., a provider of Internet networking solutions. From June 1999 to March 2000, Mr. Cohen served as General Manager, SP Solutions, in Cisco's Customer Advocacy division and from June 1998 to June 1999, as Cisco's Director of Internet Business Solutions. Prior to joining Cisco, Mr. Cohen was employed by International Business Machines Corporation, an information technology company, acting in the capacity of Chief Marketing Executive for IBM's Global Telecommunications and Media business unit from January 1997 to June 1998 and Managing Director of B2B Electronic Commerce for IBM's Internet division from June 1995 to January 1997. Mr. Cohen serves on the advisory boards of Vista Broadband Networks, Inc., an Internet service provider, and CPlane, Inc., a company specializing in network control software products.

     Anthony Downs, 71, has served as a director of our company since 1993. Since 1977, Mr. Downs has been a Senior Fellow at The Brookings Institution, a private, non-profit policy research center, and a self-employed speaker and writer. Mr. Downs served as an executive consultant to Salomon Brothers Inc. from 1986 to 1994 and to Aetna Realty Investors from 1977 to 1994. Mr. Downs is a trustee of the Urban Land Institute and the Urban Institute, and is a director of the National Housing Partnerships Foundation, the NAACP Legal and Education Defense Fund, Inc. and the Counselors of Real Estate. He is also a director of Bedford Property Investors, Inc. and Massachusetts Mutual Life Insurance Company.

                        BOARD STRUCTURE AND COMPENSATION

BOARD OF DIRECTORS AND BOARD COMMITTEES

     Our board of directors has a standing audit committee and compensation committee to assist the board in the discharge of its responsibilities. The board has no nominating committee; rather, the board of directors as a whole performs the functions which would otherwise be delegated to such a committee. During 2001, the board of directors held ten meetings and took action by written consent seven times. With the exception of Mr. Mark, all of the directors attended at least 75% of all the meetings of the board and those committees on which he or she served during 2001.

     The functions of the audit committee include recommending the engagement of our independent auditors and reviewing with our auditors the scope of audit and non-audit assignments and related fees, accounting principles we use in financial reporting, internal auditing procedures, the adequacy of our internal control procedures and the independence of our auditors. The members of the audit committee are Messrs. Downs and Mark and Ms. Stewart (Chair), each of whom is an "independent" director as defined in the listing standards of the New York Stock Exchange. The audit committee met four times during 2001.

     The functions of the compensation committee include determining the compensation for our Chief Executive Officer, approving the compensation for our other executive officers and administering our Employee Stock Purchase Plan, as well as our 1993 Stock Incentive Plan (the "1993 Plan"), our Cash Value Added Incentive Compensation Plan (the "CVA Plan"), the 1998 Incentive Plan and all other executive compensation plans which we may adopt from time to time. During fiscal 2001, the compensation committee was comprised of Messrs. Matthew Bucksbaum (Chair) and Downs and Ms. Stewart. Effective March 25, 2002, Mr. Bucksbaum resigned from the committee, at which time the committee was reconstituted to consist of Messrs. Cohen and Downs (Chair) and Ms. Stewart. The compensation committee met twice during 2001.

COMPENSATION OF DIRECTORS

     Directors who are also our employees receive no fees for their services as directors. Outside directors receive an annual fee of $25,000, a meeting fee of $1,000 for each board or committee meeting attended, and reimbursement of expenses incurred in attending meetings.

     Under the 1993 Plan, all outside directors are entitled to receive, upon joining the board of directors, an option to purchase 1,000 shares of our common stock having an exercise price equal to the fair market value of a share of our common stock on the date of grant. In addition, under the 1993 Plan, each outside director automatically receives on the first business day in January of every year, an option to purchase 1,000 shares of our common stock having an exercise price equal to the fair market value of a share of our common stock on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the compensation committee have any "interlocking" relationships as defined by the Securities and Exchange Commission (the "SEC"), in that none of them serve on the board of directors or compensation committee of any other company where an executive officer of that company is on the board of directors or compensation committee of our company. Matthew Bucksbaum, Chairman of the Board and member of the compensation committee until March 25, 2002, was the only member of the compensation committee who is a present or former officer or employee of our company or of GGP Limited Partnership, the partnership in which we own an approximate 76% partnership interest and of which we are the sole general partner (the "Operating Partnership").

            FEES OF INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT

FEES BILLED BY INDEPENDENT AUDITORS

     The aggregate fees billed or to be billed to the company by Deloitte & Touche LLP, the company's principal independent auditors, for the fiscal year ended December 31, 2001 were as follows:

AUDIT FEES: for services rendered for the annual audit of
  the company's consolidated financial statements for fiscal
  2001 and the quarterly reviews of the financial statements
  included in the company's Quarterly Reports on Form 10-Q     $  350,000
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
  FEES: for services rendered in connection with the design
  and implementation of software systems that aggregate
  source data underlying our financial statements.(1)           2,600,000
ALL OTHER FEES
  Audit Related Fees: for other accounting and auditing
     services primarily related to the company's private and
     public offerings of debt and equity securities               575,000
  Other Non-audit Related Fees: primarily related to tax
     compliance and tax consulting services                       375,000
                                                               ----------
  All Other Fees                                                  950,000
                                                               ----------
TOTAL SERVICES                                                 $3,900,000
                                                               ----------

-------------------------
(1) The company retained Deloitte & Touche LLP to perform these services in August 2000. Subsequently, in March 2001, upon the completion of a competitive bid process in which several auditing firms (including PricewaterhouseCoopers LLP) were invited to participate, our board of directors approved the engagement of Deloitte & Touche LLP to serve as the company's independent auditors for fiscal 2001 to replace PricewaterhouseCoopers LLP, who previously served as the company's independent auditors. See "Independent Auditors," below.

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference therein.

REPORT OF THE AUDIT COMMITTEE

     The audit committee of the board of directors is responsible for providing independent, objective oversight of the company's accounting and system of internal controls, the quality and integrity of the company's financial reports and the independence and performance of the company's independent auditors. The audit committee is comprised of independent directors and operates under a written charter, a copy of which was attached as Appendix A to the proxy statement for the company's annual meeting of stockholders held on May 8, 2001.

     Management is responsible for the company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company's financial statements in accordance with generally accepted auditing standards and issuing a report on those financial statements. The audit committee monitors and oversees these processes.

     In this context, the audit committee has reviewed and discussed the audited financial statements for fiscal 2001 with management and with the independent auditors. Specifically, the audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statements on Auditing Standards Nos. 89 and 90.

     The audit committee has also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the issue of their independence from the company and management. In addition, the audit committee has considered whether the independent auditors' provision of information technology services or other non-audit services to the company is compatible with maintaining the independence of the auditors and has concluded that it is.

     Based on its review of the audited financial statements and the various discussions noted above, the audit committee recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                          Respectfully submitted by the audit
                                          committee,

                                          Anthony Downs
                                          Morris Mark
                                          Beth Stewart (Chair)

                                STOCK OWNERSHIP

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following sets forth, as of March 15, 2002, certain information concerning each stockholder who is known by us to beneficially own 5% or more of our outstanding common stock. The table is based upon reports on Schedules 13D or 13G filed by the stockholders with the SEC. Unless otherwise noted, each stockholder has sole voting and investment power for all shares shown.

                                                               NUMBER OF SHARES      APPROXIMATE
NAME AND ADDRESS                                              BENEFICIALLY OWNED   PERCENT OF CLASS
----------------                                              ------------------   ----------------
General Trust Company, as trustee...........................    18,399,153(1)           23.0%
  300 North Dakota Avenue
  Suite 202
  Sioux Falls, South Dakota 57104
Cohen & Steers Capital Management, Inc......................     7,185,925(2)           11.6%
  757 Third Avenue
  New York, New York 10017
LaSalle Investment Management (Securities), L.P.............     3,108,892(3)            5.0%
LaSalle Investment Management, Inc.
  200 East Randolph Drive
  Chicago, Illinois 60601

-------------------------
(1) Based on the Schedule 13G filed on February 13, 2002, this amount includes 18,057,257 shares of common stock issuable, in certain circumstances, upon conversion of limited partnership units in the Operating Partnership, as described in "Certain Relationships and Related Party Transactions." These units are owned by a partnership, the general partners of which are various trusts for which General Trust Company serves as trustee. The beneficiaries of the trusts are members of the Bucksbaum family which, for purposes hereof, include the descendants of Martin, Matthew and Maurice Bucksbaum, including John Bucksbaum, Chief Executive Officer and a director of our company.

(2) Based on the Schedule 13G filed on February 13, 2002, Cohen & Steers Capital Management, Inc. has sole voting power with respect to 6,374,125 shares and has sole dispositive power with respect to 7,185,925 shares.

(3) Based on the Schedule 13G filed on February 27, 2002, this amount represents the aggregate number of shares beneficially owned by LaSalle Investment Management (Securities), L.P. ("LIMS") and LaSalle Investment Management, Inc. ("LaSalle") as a group. LIMS, excluding the shares beneficially owned by LaSalle, reported beneficial ownership with respect to an aggregate of 2,598,692 shares, with sole voting power with respect to 125,700 shares, shared voting power with respect to 2,382,392 shares, sole dispositive power with respect to 93,600 shares and shared dispositive power with respect to 2,505,092 shares. LaSalle, excluding the shares beneficially owned by LIMS, reported beneficial ownership of an aggregate of 510,200 shares, with sole voting and dispositive power with respect to 132,000 shares and shared dispositive power with respect to 378,200 shares.

EQUITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 15, 2002, by (a) each of our directors and nominees for election as directors, (b) each of our executive officers named in the Summary Compensation Table and (c) all of our directors and executive officers as a group. Unless otherwise noted, each person named in the table has sole voting and investment power for all shares shown.

     For information regarding the beneficial ownership of our depositary shares by each of the persons indicated above, we refer you to footnotes (5) and (9) below.

DIRECTORS AND                                              NUMBER OF SHARES        APPROXIMATE
EXECUTIVE OFFICERS                                        BENEFICIALLY OWNED     PERCENT OF CLASS
------------------                                       ---------------------   ----------------
Matthew Bucksbaum......................................  1,152,912(1)(2)               1.9%
John Bucksbaum.........................................    159,149(1)(3)(4)(5)           *
Alan Cohen.............................................      2,000(4)                    *
Anthony Downs..........................................      8,942(4)                    *
Morris Mark............................................     10,261(4)(6)                 *
Robert Michaels........................................    204,352(7)                    *
Beth Stewart...........................................      6,500(4)                    *
Bernard Freibaum.......................................    967,924(5)(7)(8)            1.6%
Jean Schlemmer.........................................     22,212(4)(7)                 *
Joel Bayer.............................................    152,219(4)(7)                 *
All directors and executive officers as a group (11
  persons).............................................  2,779,163(9)                  4.5%

-------------------------
 *  Represents less than 1% of our outstanding common stock.

(1) This amount does not include (i) shares of common stock beneficially owned by General Trust Company (see "Common Stock Ownership of Certain Beneficial Owners," above), or (ii) an aggregate of 960,000 shares of common stock owned by a partnership, the general partners of which are various trusts for the benefit of members of the Bucksbaum family for which CIBC Trust Company (Bahamas) Limited serves as trustee.

(2) This amount includes 838,245 shares beneficially owned by Mr. Bucksbaum as co-trustee of the Martin Bucksbaum Marital GST Trust and 114,236 shares held by Mr. Bucksbaum in retirement accounts. However, this amount excludes 4,136 shares of common stock beneficially owned by Mr. Bucksbaum's spouse and 240,644 shares of common stock beneficially owned by the Matthew and Carolyn Bucksbaum Family Foundation, as to which Mr. Bucksbaum disclaims beneficial ownership.

(3) This amount does not include 4,293 shares of common stock beneficially owned by Mr. Bucksbaum's spouse, as to which Mr. Bucksbaum disclaims beneficial ownership.

(4) This amount includes shares of our common stock that such person has the right to acquire within 60 days after the date of this table pursuant to stock options awarded under the 1993 Plan. These amounts are as follows: Mr. John Bucksbaum, 107,000 shares; Mr. Cohen, 2,000 shares; Mr. Downs, 5,500 shares; Mr. Mark, 3,000 shares; Ms. Stewart, 3,500 shares; Ms. Schlemmer, 14,150 shares; and Mr. Bayer, 70,000 shares.

(5) Mr. John Bucksbaum and Mr. Freibaum own 2,550 and 1,000 depositary shares, respectively. Each depositary share represents 1/40 of a share of 7.25% Preferred Income Equity Redeemable Stock, Series A and is immediately convertible at the option of the holder into shares of common stock at a conversion rate of 0.6297 shares of common stock for each depositary share. Accordingly, the shares owned by Mr. Bucksbaum and Mr. Freibaum include, respectively, 1,606 and 630 shares of common stock issuable upon conversion of their depositary shares.

(6) This amount includes 1,375 shares beneficially owned by Mr. Mark as co-trustee of a trust for the benefit of his mother and 736 shares beneficially owned by Mr. Mark as a general partner of a family limited partnership. However, this amount excludes 2,350 shares beneficially owned by Mr. Mark's spouse, as to which Mr. Mark disclaims beneficial ownership.

(7) Does not include shares of our common stock that such person has the right to acquire pursuant to stock options awarded under the 1998 Incentive Plan which are not currently exercisable. For information related to awards made under the 1998 Incentive Plan during 2001, see "Executive Compensation -- Long Term Incentive Plan Awards."

(8) This amount does not include an aggregate of 8,000 shares of common stock beneficially owned by Mr. Freibaum's spouse and his children or an aggregate of 5,038 shares of common stock issuable upon conversion of 8,000 depositary shares beneficially owned by Mr. Freibaum's spouse and his children, as to which Mr. Freibaum disclaims beneficial ownership.

(9) This amount includes an aggregate of 297,369 shares of common stock that our directors and executive officers have the right to acquire within 60 days after the date of this table pursuant to stock options awarded under the 1993 Plan and an aggregate of 2,235 shares of common stock issuable upon conversion of an aggregate of 3,550 depositary shares which are immediately convertible at the option of the holder.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our common stock. Based solely on our review of the reports furnished to us, we believe that all of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements during fiscal 2001.

                               EXECUTIVE OFFICERS

     The executive officers of our company are as follows:

NAME                                      AGE                         POSITION
----                                      ---                         --------
Matthew Bucksbaum.......................  76    Chairman of the Board
John Bucksbaum..........................  45    Chief Executive Officer
Robert Michaels.........................  58    President and Chief Operating Officer
Bernard Freibaum........................  49    Executive Vice President and Chief Financial Officer
Jean Schlemmer..........................  55    Executive Vice President, Asset Management
Joel Bayer..............................  38    Senior Vice President and Chief Investment Officer
Ronald L. Gern..........................  43    Senior Vice President and Assistant Secretary

     We refer you to "Election of Directors" above for biographical information concerning Messrs. Matthew Bucksbaum, John Bucksbaum and Robert Michaels. Biographical information concerning our other executive officers is set forth below.

     Bernard Freibaum has served as Executive Vice President and Chief Financial Officer of our company since October 1993. In addition, Mr. Freibaum has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. From August 1992 and prior to joining our company, Mr. Freibaum was a consultant with Ernst & Young. From 1985 through 1992, Mr. Freibaum was Chief Financial Officer and General Counsel of Stein & Company, a real estate development and service company. From 1973 through 1985, Mr. Freibaum held various positions with Ernst & Young, American Invsco Corp. and Coopers & Lybrand L.L.P.

     Jean Schlemmer has served as Executive Vice President, Asset Management of our company since April 2000. In addition, Ms. Schlemmer serves as an officer of one of our wholly-owned subsidiaries. Ms. Schlemmer also served as our Senior Vice President, Asset Management from September 1997 to April 2000, our Senior Vice President of Leasing from 1995 to September 1997, and our Vice President of Leasing from 1989 to 1995. Prior to such time, Ms. Schlemmer was the Vice President of Leasing for The Center Companies from 1986 to 1989 and, from 1984 to 1986, was the President of her own real estate company.

     Joel Bayer has served as Senior Vice President and Chief Investment Officer of our company since May 2001, Senior Vice President -- Acquisitions of our company from March 1998 to May 2001 and as Vice President of our company from September 1993 to March 1998. In addition, Mr. Bayer has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. From July 1988 through August 1993, Mr. Bayer held various positions with Equity Financial and Management Company.

     Ronald L. Gern has served as Senior Vice President and Assistant Secretary of our company since December 1997. In addition, Mr. Gern has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. From 1985 to November 1997, Mr. Gern was employed by Kravco Company, a shopping center management and development company, acting in the capacity of Vice

President and General Counsel from 1990 to November 1997, and Counsel from 1985 to 1990. From 1982 to 1985, Mr. Gern was associated with the law firm of Wolf, Block, Schorr & Solis-Cohen.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table discloses compensation received by our Chairman of the Board, our Chief Executive Officer and our four other most highly compensated executive officers (together, the "named executive officers") in the three most recent years.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                                     ----------------------------
                                                                                       AWARDS         PAYOUTS
                                                  ANNUAL COMPENSATION                -----------   --------------
                                      --------------------------------------------   SECURITIES
                                                                    OTHER ANNUAL     UNDERLYING         LTIP
NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)   BONUS ($)(1)   COMPENSATION ($)   OPTIONS (#)   PAYOUTS ($)(2)
---------------------------    ----   ----------   ------------   ----------------   -----------   --------------
Matthew Bucksbaum............  2001    $200,000            --              --               --              --
  Chairman of the Board        2000    $200,000            --              --               --              --
                               1999    $200,000            --              --               --              --
John Bucksbaum...............  2001    $225,000            --              --               --              --
  Chief Executive Officer      2000    $225,000            --              --               --              --
                               1999    $225,000            --              --           40,000              --
Robert Michaels..............  2001    $550,000      $265,095              --           86,236        $ 80,113
  President and Chief          2000    $500,000      $253,052              --           21,755        $114,170
  Operating Officer            1999    $450,000      $361,363              --           30,246        $ 34,058
Bernard Freibaum.............  2001    $750,000      $361,494              --           89,607        $ 80,113
  Executive Vice President     2000    $500,000      $328,968         150,000(3)       121,755        $114,170
  and Chief Financial Officer  1999    $450,000      $361,363              --           30,246        $ 34,058
Jean Schlemmer...............  2001    $325,000      $156,648              --           31,180        $ 33,728
  Executive Vice President,    2000    $275,000      $139,179              --           10,477        $ 49,491
  Asset Management             1999    $240,000      $183,728              --           14,577        $ 15,763
Joel Bayer...................  2001    $360,000      $173,518              --            7,191        $ 53,408
  Senior Vice President and    2000    $320,000      $161,954              --           14,504        $ 58,611
  Chief Investment Officer     1999    $300,000      $240,908              --           12,757        $  5,203

-------------------------
(1) With the exception of amounts shown for John Bucksbaum, these bonuses represent amounts earned under the CVA Plan for the year shown and paid during the following year. For each of Mr. Michaels, Mr. Freibaum, Ms. Schlemmer and Mr. Bayer, respectively, additional amounts of (i) $160,225, $160,225, $67,456 and $106,817 were credited to a bonus bank for 1999, half of which was earned during each of 2000 and 2001, and (ii) $68,115, $68,115, $31,526 and $10,407 were credited to a bonus bank for 1998, half of which was earned during each of 1999 and 2000. See footnote (2) below. The amounts credited to the "bonus bank" are "at risk" in the sense that they will either be earned by such persons over the following two years or forfeited, depending, primarily, on the extent to which future annual financial performance goals under the CVA Plan are achieved. See "Report of the Compensation Committee on Executive Compensation" for a description of the CVA Plan.

(2) The long-term incentive plan ("LTIP") payouts reported in this column represent amounts previously credited to an individual's bonus bank for 1998 and 1999 (see footnote (1) above) that were earned during the year shown and paid during the following year.

(3) This amount represents the forgiveness of a portion of certain indebtedness owed by Mr. Freibaum to our company. See "Certain Relationships and Related Party Transactions."

OPTION GRANTS

     The following table provides information on grants of options under the 1993 Plan to the named executive officers during 2001. For information related to awards made under the 1998 Incentive Plan to the named executive officers during 2001, see "Long Term Incentive Plan Awards," below.

                             OPTION GRANTS IN 2001

                                        NUMBER OF     PERCENT OF
                                        SECURITIES   TOTAL OPTIONS
                                        UNDERLYING    GRANTED TO     EXERCISE OR                GRANT DATE
                                         OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION    PRESENT
NAME                                     GRANTED      FISCAL YEAR     PER SHARE       DATE       VALUE(1)
----                                    ----------   -------------   -----------   ----------   ----------
Matthew Bucksbaum.....................        --           --               --           --            --
John Bucksbaum........................        --           --               --           --            --
Robert Michaels.......................    75,000         35.2%         $33.945      2/12/11      $229,500
Bernard Freibaum......................    75,000         35.2%         $33.945      2/12/11      $229,500
Jean Schlemmer........................    25,000         11.7%         $33.945      2/12/11      $ 76,500
Joel Bayer............................        --           --               --           --            --

-------------------------
(1) This amount was estimated using the Black-Scholes Option Pricing Formula on the basis of the following assumptions: expected volatility: 19.48%; risk free rate of return: 4.90%; dividend yield: 6.81%; and expected time until exercise: 4.5 years.

OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information on option exercises during 2001 by each of the named executive officers and the value of each of such officer's unexercised in-the-money options at December 31, 2001.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                          NO. OF                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                          SHARES                        OPTIONS AT YEAR-END               AT YEAR-END
                         ACQUIRED        VALUE      ---------------------------   ---------------------------
                        ON EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                       -------------   ----------   -----------   -------------   -----------   -------------
Matthew Bucksbaum....          --              --         --              --             --              --
John Bucksbaum.......          --              --     99,000          16,000       $968,640      $  105,760
Robert Michaels......     155,000      $1,055,725          0         108,237       $      0      $  671,510
Bernard Freibaum.....     155,000      $  463,050          0         171,608       $      0      $1,215,122
Jean Schlemmer.......          --              --     15,650          62,975       $ 50,191      $  294,212
Joel Bayer...........      20,000      $  100,000     70,000          34,452       $633,150      $  248,126

     On December 31, 2001, the closing price per share of our common stock on the New York Stock Exchange was $38.80.

LONG TERM INCENTIVE PLAN AWARDS

     The following table provides information on awards under the 1998 Incentive Plan to the named executive officers during 2001.

             LONG TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                                              NO. OF SECURITIES    PERFORMANCE OR
                                                                 UNDERLYING         OTHER PERIOD
                                                                   OPTIONS        UNTIL MATURATION
NAME                                                             GRANTED (1)       OR PAYOUT (2)
----                                                          -----------------   ----------------
Matthew Bucksbaum...........................................            0                --
John Bucksbaum..............................................            0                --
Robert Michaels.............................................       11,236                --
Bernard Freibaum............................................       14,607                --
Jean Schlemmer..............................................        6,180                --
Joel Bayer..................................................        7,191                --

-------------------------
(1) Awards granted during 2001 under the 1998 Incentive Plan are in the form of threshold-vesting stock options ("TSOs"), which, when vested, are exercisable for shares of common stock. The exercise price of each of the TSOs shown in this column is $34.725 per share, the fair market value of one share of common stock on the date of grant.

(2) The TSOs will vest, and therefore will become exercisable, if shares of common stock achieve and sustain a threshold market price of $48.704 per share for at least 20 consecutive trading days at any time over the five years following the date of grant (i.e., on or before April 10, 2006). If the TSOs do not vest by April 10, 2006, they will be forfeited. If, however, the TSOs vest by this date, they will be exercisable until April 10, 2011, at which time they will expire. As of March 15, 2002, none of the TSOs had vested.

STANDARD EMPLOYEE BENEFITS

     During 2001, we contributed toward the cost of health, life and disability insurance for our employees as part of a standard employee benefit package. We also provided employees the opportunity to contribute pre-tax salary (subject to applicable limitations) to a company-sponsored 401(k) plan. Messrs. Matthew Bucksbaum, John Bucksbaum, Michaels, Freibaum, and Bayer and Ms. Schlemmer chose to contribute a portion of their respective salaries to the 401(k) plan during 2001, and we made a matching contribution of $8,500 on behalf of each of them.

The following report of the compensation committee on executive compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report or the performance graph by reference therein.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     GENERAL. The company's executive compensation program is administered by the compensation committee of the board of directors. During fiscal 2001, the compensation committee was comprised of Matthew Bucksbaum, Anthony Downs and Beth Stewart. Effective March 25, 2002, Matthew Bucksbaum resigned from the compensation committee, at which time the committee was reconstituted to consist of Alan Cohen, Anthony Downs and Beth Stewart. The compensation committee is responsible for determining the level of compensation paid to our Chief Executive Officer (with Matthew Bucksbaum historically abstaining), approving the level of compensation paid to our other executive officers and determining awards under, and administering, our Employee Stock Purchase Plan, the 1993 Plan, the CVA Plan and the 1998 Incentive Plan. The compensation committee is also responsible for reviewing and establishing all other executive compensation plans which the company may adopt from time to time.

     EXECUTIVE COMPENSATION POLICY. The company's compensation policy for executive officers consists of three key elements:

     - a base salary,

     - a performance-based annual bonus comprised of both cash and stock options, and

     - periodic grants of stock options.

     The compensation committee believes that this three-part approach best serves the interests of the company and its stockholders. It enables the company to recruit and retain highly-qualified individuals by providing them with a compensation package which is competitive and has financial incentives which are aligned with the company's performance. Under this approach, compensation for these officers involves a portion of pay that is "at risk" -- namely, the annual cash and stock option bonus. The annual bonus is variable and is based on a measure of company performance known as "cash value added," as described below. Annual stock option awards relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all of the company's stockholders.

     BASE SALARY. In establishing the base salary paid to each of our executive officers for fiscal 2001, the compensation committee reviewed the compensation paid by comparable REITs to their executive officers and determined it to be in the best interests of the company and our stockholders for our executive officers generally to be in the lower-to-mid portion of the range. The compensation committee also took into account such factors as a subjective assessment of the nature of the position, the contribution and experience of the executive officer, and the length of the executive officer's service to the company.

     ANNUAL BONUS. Since its adoption in 1998, bonus awards for the company's executive officers have generally been determined in accordance with the CVA Plan. The purpose of the CVA Plan is to provide additional incentive compensation to participants by relating the financial reward of such participants to the increase in the value of the company realized by its stockholders. To date, various members of management of the company and certain of its subsidiaries (excluding Matthew Bucksbaum and John Bucksbaum) have been designated by the compensation committee as participants under the CVA Plan.

     In general, "cash value added" or "CVA" is determined to be the excess of net operating income less a capital charge that is intended to represent the return expected by the providers of the company's capital. The compensation committee believes that increases in CVA represent a performance standard that is closely coordinated with increases in stockholder value.

     The CVA Plan is intended to provide a target incentive award generally ranging from between 5% and 50% of salary for participants. Under the CVA Plan, the annual bonus award for a participant for a particular year is generally equal to base salary x target incentive award x performance factor (although the compensation committee may retain discretion to determine whether a participant receives all or a portion of such award). The performance factor is determined by reference to the amount of improvement or deterioration in CVA measured against established targets based, in part, on prior performance. The performance factor calculation will produce an amount in excess of the target incentive award if actual CVA exceeds targeted CVA and will produce an amount which is less than the target incentive award if actual CVA is less than targeted CVA.

     The CVA Plan provides the opportunity for enhanced bonuses, but also uses a "bonus bank" feature to ensure that increases in CVA are sustained before extraordinary bonus awards are paid out. Each year, two-thirds of any annual bonus award in excess of 125% of the target incentive award is added to the outstanding bonus bank balance. The bonus paid to a participant is equal to the annual bonus award for the year, up to a maximum of 125% of the target incentive award, plus one-third of the annual bonus award in excess of 125% of the target incentive award. In addition, amounts added to the bonus bank in any year are paid in equal installments over the following two years, unless that amount is forfeited under the "at risk" rules of the CVA Plan. A bonus bank balance is considered "at risk" in the sense that in any year the annual bonus award is negative, the negative annual bonus award amount will be subtracted from the outstanding bonus bank balance.

     Our 1998 Incentive Plan generally has been integrated with the CVA Plan. Under the 1998 Incentive Plan, the compensation committee is authorized to grant to employees of the company, its subsidiaries and affiliates (other than Matthew Bucksbaum and John Bucksbaum) stock incentive awards in the form of threshold-vesting stock options ("TSOs"). In any particular year, the number of TSOs to be granted to a participant under the 1998 Incentive Plan will be determined, generally, by multiplying a participant's annual bonus award under the CVA Plan by a percentage specified by the compensation committee and then dividing the resulting amount by 10% of the fair market value of a share of common stock on the date the option is granted. An option granted under the plan generally vests after the fair market value of a share of common stock has sustained a target price level for at least 20 consecutive trading days within the five-year period following the date of grant of the option. A general description of our 1998 Incentive Plan can be found under "Approval of Amendment to 1998 Incentive Stock Plan," below.

     Compensation under the 1998 Incentive Plan is intended to reinforce the attainment of annual performance goals while encouraging sustained profitable long-term growth. We believe that the 1998 Incentive Plan accomplishes this by providing a portion of annual compensation in options to purchase common stock, the vesting of which is tied directly to a sustained increase in our economic value to our stockholders. By doing so, the 1998 Incentive Plan aligns the interests of our management employees with those of our stockholders. Based upon the recommendation of the compensation committee, our board of directors has approved an increase in the number of shares of common stock reserved for issuance under the 1998 Incentive Plan, subject to stockholder approval of such increase at the annual meeting. See "Approval of Amendment to 1998 Incentive Stock Plan," below.

     OTHER STOCK OPTIONS AWARDS. Stock options have historically been an important element of our compensation program and have generally been awarded to our executive officers either as an inducement to join our company or in recognition of exceptional performance. Particular awards have generally been made without specific reference to any aspect of the company's performance at such time. Rather, the Chief Executive Officer and President have historically recommended to the compensation committee the size of a particular award under the 1993 Plan based upon their subjective assessments of factors such as job responsibilities undertaken and efforts expended on behalf of the company, contributions to the company and leadership qualities. Options granted to executive officers pursuant to the 1993 Plan have an exercise price equal to the fair market value of the common stock on the date of grant, are for 10-year terms and are generally exercisable in either 33 1/3% or 20% annual increments from the date of grant.

     COMPENSATION OF MATTHEW AND JOHN BUCKSBAUM. In establishing the compensation to be paid to each of Matthew Bucksbaum and John Bucksbaum, the compensation committee (with Matthew Bucksbaum abstaining), noted that their salaries were originally established at subjective levels prior to the company's initial public offering in 1993 and had only been moderately adjusted since such time. The committee also recognized the unique position occupied by each of Matthew Bucksbaum and John Bucksbaum by virtue of the Bucksbaums' ownership of an approximate 19.1% limited partnership interest in the Operating Partnership (subject to dilution in certain circumstances) and their rights to increase their ownership in the company, primarily as trust beneficiaries, to 25% of our outstanding common stock by converting a portion of the units representing their limited partnership interest in the Operating Partnership into shares of common stock. See "Stock Ownership -- Common Stock Ownership of Certain Beneficial Owners," "Stock Ownership -- Equity Ownership of Management," and "Certain Relationships and Related Party Transactions." Accordingly, the compensation paid to Matthew Bucksbaum and John Bucksbaum during 2001 was not based upon, and had no specific relation to, the company's performance during such period.

     INTERNAL REVENUE CODE SECTION 162(M). As one of the factors in its review of compensation matters, the compensation committee considers the anticipated tax treatment to our company and to our executives of various payments and benefits. The deductibility of some types of compensation payments depends upon the timing of an executive's vesting or exercise of previously granted rights. Furthermore, interpretations of and changes in the tax laws and other factors beyond the compensation committee's control also affect the deductibility of compensation. For these and other reasons, the committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          Respectfully submitted by the
                                          compensation committee,

                                          Matthew Bucksbaum (Chair)(1)
                                          Alan Cohen (2)
                                          Anthony Downs (Chair)(3)
                                          Beth Stewart

-------------------------
(1) Chair and member until March 25, 2002.

(2) Member effective March 25, 2002.

(3) Chair effective March 25, 2002.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Our company is the general partner of the Operating Partnership and currently the owner of an approximate 76% interest in the Operating Partnership. Members of the Bucksbaum family currently own an approximate 19.1% limited partnership interest in the Operating Partnership (subject to dilution in certain circumstances) and certain rights to increase their ownership in our company, primarily as trust beneficiaries, by converting a portion of the units representing their interests in the Operating Partnership into shares of our common stock until they own up to 25% of the outstanding common stock and, subject to certain limitations, by selling their remaining interests in the Operating Partnership to us for cash or common stock, or a combination thereof, at our election.

     We have made a loan program available to our executive officers in order to facilitate their exercise of options to purchase shares of our common stock. Under the loan program, an executive officer is eligible to receive a loan in the amount of the exercise price of the options and/or the income taxes owing in connection with the exercise of the options. In this regard, certain of our executive officers have issued notes to us in connection with their exercise of stock options. Specifically, Mr. Freibaum has issued a note in the aggregate principal amount of $16,470,975 (which gives effect to the forgiveness of $150,000 of previous indebtedness and an additional loan of $75,000 to enable Mr. Freibaum to pay taxes relating to such forgiveness), of which $1,669,875 represents withholding taxes paid by us on behalf of Mr. Freibaum, relating to his exercise during the last several years of options to purchase an aggregate of 555,000 shares of our common stock. As of March 31, 2002, the outstanding balance on Mr. Freibaum's note was $16,547,883, including $76,908 of accrued interest.

     In addition, Mr. Bayer has issued a note to us in the aggregate principal amount of $1,614,336, of which $199,336 represents withholding taxes paid by us on behalf of Mr. Bayer, relating to his exercise during the last several years of options to purchase an aggregate of 65,000 shares of our common stock. As of March 31, 2002, the outstanding balance on Mr. Bayer's note was $1,620,504, including $6,168 of accrued interest.

     Mr. Michaels has also issued a note to us in the aggregate principal amount of $6,001,106, of which $373,256 represents withholding taxes paid by us on behalf of Mr. Michaels, relating to his exercise during 2001 and February 2002 of options to purchase an aggregate of 180,000 shares of our common stock. As of March 31, 2002, the outstanding balance on Mr. Michael's note was $6,023,453, including $22,347 of accrued interest.

     These notes, which bear interest at a rate computed as a formula of a market rate (3.10% per annum at December 31, 2001) adjusted quarterly, are full recourse to the executive officers, are collateralized by the shares of common stock issued upon the exercise of such options, provide for quarterly payments of interest and are payable to us on demand.

     In December 2001, we issued and sold to the public an aggregate of 9,200,000 shares of our common stock at an initial public offering price of $37.95 per share. A partnership, the general partners of which are trusts for the benefit of members of the Bucksbaum family (for which an independent third party serves as trustee), purchased an aggregate of 960,000 shares of common stock in this offering and Mr. Freibaum purchased an aggregate of 305,000 shares of common stock. The price paid by each such purchaser was $37.95 per share. No loans were made by the company to assist either purchaser with the purchase of such shares.

     General Growth Companies, Inc., a Delaware corporation whose sole stockholder and director is Matthew Bucksbaum, owns a 25% undivided interest in two airplanes which were used during 2001 for business travel by certain of our executive officers, employees and third parties on company business. Aircraft expenses incurred and paid or payable by us to General Growth Companies in connection with such business travel during 2001 were approximately $288,245.

     Because of the Internal Revenue Code's ownership requirements for REITs, certain of our executive officers, certain trusts for the benefit of the Bucksbaums and certain of our employees purchase, or in the case of employees, receive as additional compensation, from time to time, a preferred stock ownership interest in one or more private REITs in which our company and/or the Operating Partnership has an interest. While the aggregate value of all such preferred stock ownership interests may exceed $60,000 at any time, no individual's ownership interest in such preferred stock exceeds $60,000 at any time.

                               PERFORMANCE GRAPH

     The graph below compares the five-year cumulative total stockholder return assuming the investment of $100 on January 1, 1997 (and the reinvestment of dividends thereafter) in each of our company's common stock, the S&P 500 Stock Index, the NAREIT All Equity REIT Total Return Index and a peer index of enclosed mall REITs (currently comprised of our company, CBL & Associates Properties, Inc., Crown American Realty Trust, JP Realty, Inc., The Macerich Company, Taubman Centers, Inc., Simon Property Group, Inc., Glimcher Realty Trust, The Mills Corporation and The Rouse Company). The comparisons in the graph below are not intended to forecast the possible future performance of our common stock.

                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

                                                               PERIOD ENDING
INDEX                                 12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
General Growth Properties, Inc.        100.00     118.04     128.61     100.63     139.16     158.54
S&P 500                                100.00     133.37     171.44     207.52     188.62     166.22
NAREIT All Equity REIT Index           100.00     120.26      99.21      94.63     119.59     136.24
General Growth Properties Peer Group   100.00     111.22     105.11      89.54     106.46     141.60

                              INDEPENDENT AUDITORS

     Our board of directors has approved the engagement of Deloitte & Touche LLP as the company's independent auditors for the fiscal year ending December 31, 2002. Deloitte & Touche LLP also served as the company's independent auditors for the fiscal year ended December 31, 2001. A representative of Deloitte & Touche LLP is expected to attend the annual meeting where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

     On March 29, 2001, the company informed its previous independent auditors, PricewaterhouseCoopers LLP ("PwC"), that it would no longer serve as the company's independent auditors and, on the same date, our board of directors, acting upon the recommendation of the audit committee, approved the engagement of Deloitte & Touche LLP as independent auditors for fiscal 2001. The audit reports of PwC on the consolidated financial statements of the company for the fiscal years ended December 31, 1999 and 2000 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the company's fiscal years ended December 31, 1999 and 2000 and the subsequent interim period through March 29, 2001, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of such disagreements in connection with its audit reports.

               APPROVAL OF AMENDMENT TO 1998 INCENTIVE STOCK PLAN

     Our board of directors recommends that the stockholders approve an amendment to the 1998 Incentive Plan to increase the number of shares of our common stock available for issuance under the plan from 1,000,000 shares to 2,000,000 shares. Our board believes that the 1998 Incentive Plan plays an important role in our company's efforts to attract and retain employees of outstanding ability and encourages these individuals to take into account the long-term interests of our company and its stockholders. Currently, over 500 of our employees are participants in this plan.

     The shares of common stock originally reserved for issuance under the plan in 1998 are expected to be fully utilized by early 2003. Our board has approved an increase in the number of reserved shares from 1,000,000 to 2,000,000, subject to stockholder approval. Our board is not proposing any other change in the terms of the plan at this time. Approval of this amendment requires the affirmative vote of a majority of the shares of common stock represented at the meeting in person or by proxy. In the event stockholder approval is not obtained, we will not increase the number of shares reserved for issuance under the plan, but awards may continue to be made under the terms of the plan as currently in effect.

     The following is a summary of the material terms of the 1998 Incentive Plan. The summary is not complete, however, and is qualified by the terms of the plan, a copy of which we have attached to this proxy statement as Appendix A.

GENERAL DESCRIPTION OF PLAN

     Under the 1998 Incentive Plan, the compensation committee of our board of directors is authorized to grant to employees of our company, its subsidiaries and affiliates (other than Matthew Bucksbaum and John Bucksbaum) stock incentive awards in the form of threshold-vesting stock options. As described in "Report of the Compensation Committee on Executive Compensation," above, this plan generally has been integrated with the CVA Plan.

     In any particular year, the number of TSOs to be granted to a participant under the 1998 Incentive Plan will be determined, generally, by multiplying the annual bonus award to a participant under the CVA Plan by a percentage amount (not exceeding 25%) selected by the compensation committee (such product is the "percentage bonus amount") and then dividing the percentage bonus amount by 10% of the fair market value of a share of common stock on the date of grant. The exercise price of the TSOs to be granted to a participant will be the fair market value of a share of common stock on the date the TSO is granted. The threshold price which must be achieved in order for the TSO to vest will be determined by multiplying the fair market value on the date of grant by the estimated annual growth rate (currently set at 7% by the compensation committee) and compounding the product over a five year period. Shares of our common stock must achieve and sustain the threshold price for at least 20 consecutive trading days at any time over the five years following the date of grant in order for the TSO to vest. All TSOs granted will have a term of 10 years but must vest within 5 years of the grant date in order to avoid forfeiture.

     In April 2000, we granted TSOs to our employees at an exercise price of $29.96875 per share, the vesting of which was conditioned upon our common stock achieving and sustaining a threshold price of $42.03 for at least 20 consecutive trading days. These TSOs, covering an aggregate of 235,022 shares of our common stock, vested on March 22, 2002.

PURPOSE OF THE PLAN

     The purpose of the 1998 Incentive Plan is to give our company an advantage in attracting, retaining and motivating employees and to provide us with the ability to provide competitive incentives which are directly linked to the profitability of our business and increases in stockholder value. Compensation under the plan is intended to reinforce the attainment of annual performance goals while encouraging sustained profitable long-term growth. We believe that the plan accomplishes this by aligning the interests of employees with those of the stockholders by providing a portion of annual compensation in options to purchase common stock, the vesting of which is tied directly to a sustained increase in our company's economic value to its stockholders which increase is equal to or in excess of the estimated annual growth rate.

SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of common stock which may be subject to TSOs issued pursuant to the plan will be, after the proposed amendment is effective, 2,000,000, subject to certain customary adjustments to prevent dilution. If any TSO or any portion of a TSO is terminated or surrendered for any reason without being exercised, the shares subject to the unexercised portion of the TSO will become available for subsequent TSO grants under the plan. The compensation committee may grant TSOs until the earlier to occur of (1) TSOs covering all shares authorized for issuance pursuant to the 1998 Incentive Plan have been issued or (2) the 1998 Incentive Plan has been terminated.

PLAN ADMINISTRATION

     The plan is administered by the compensation committee. The compensation committee determines the participants in the CVA Plan who are also eligible for awards under the 1998 Incentive Plan, establishes and may thereafter modify the terms of such awards, establishes rules and guidelines relating to the 1998 Incentive Plan, and is entitled to take such other action as may be necessary for the proper administration of the plan.

PLAN PARTICIPANTS

     Employees of our company, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of our company and who are selected by the compensation committee are eligible to be granted awards under the plan. Currently, over 500 of our employees are participants in the plan.

AWARDS AVAILABLE UNDER THE PLAN

     TSOs granted under the plan are not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"). The term during which each TSO may be exercised is determined by the compensation committee, but no TSO may be exercised more than ten years after the date of grant.

TRANSFERABILITY OF OPTIONS

     TSOs granted under the plan may be exercised during a participant's lifetime, only by the participant, his or her guardian or legal representative and are not transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relation order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (collectively, "ERISA")).

TERMINATION, AMENDMENT AND ERISA STATUS

     The plan will remain in effect through 2008, unless terminated earlier by our board of directors. The plan provides that the board may generally amend, alter or discontinue the plan and the compensation committee may prospectively or retroactively amend and modify any or all of the terms of the awards under the plan, including, without limitation, the estimated annual growth rate and/or the threshold vesting criteria, or take into account changes in law, tax and accounting rules without further stockholder action, but no such amendment or modification may adversely affect or in any way impair the rights of a participant under any award previously granted without such participant's consent.

     The 1998 Incentive Plan is not subject to the provisions of ERISA.

ANTIDILUTION PROVISIONS

     The number of shares of common stock authorized to be issued pursuant to TSOs to be granted and outstanding under the plan (and the purchase or exercise price thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change.

1998 INCENTIVE STOCK PLAN TABLE

     Set forth below is a summary of the awards made under the 1998 Incentive Plan since its inception until March 15, 2002, to the following named executive officers:

                                                               NO. OF SHARES
                                                                UNDERLYING
                                                                   TSOS
NAME AND POSITION                                                 GRANTED
-----------------                                              -------------
Matthew Bucksbaum
  Chairman of the Board.....................................           0
John Bucksbaum
  Chief Executive Officer...................................           0
Robert Michaels
  President and Chief Operating Officer.....................      71,260
Bernard Freibaum
  Executive Vice President and Chief Financial Officer......      77,548
Jean Schlemmer
  Executive Vice President, Asset Management................      35,975
Joel Bayer
  Senior Vice President and Chief Investment Officer........      39,703

     Since adoption of the 1998 Incentive Plan:

     - all current executive officers, as a group, have been granted TSOs under the plan covering 248,887 shares of common stock, which represents approximately 22% of the total number of TSOs granted under the plan; and

     - certain exempt employees, excluding executive officers, as a group (over 500 persons) have been granted TSOs under the plan covering 736,797 shares of common stock, which represents approximately 64% of the total number of TSOs granted under the plan.

     On March 15, 2002, the closing price per share of our common stock on the New York Stock Exchange was $43.95.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of TSOs granted under the plan and the subsequent disposition of shares acquired upon such exercise. This summary is not intended to be exhaustive and does not describe all Federal, state or local tax laws.

     TAXATION OF OPTIONS. TSOs are not intended to qualify under Section 422 of the Code. A participant will not realize any income upon the grant of a TSO. Upon the participant's exercise of a TSO, however, the amount by which the fair market value of the shares of common stock received upon the exercise of such option ("Option Stock") on the date of exercise exceeds the exercise price (i.e., the "spread") will be taxed as ordinary income to the participant and the company will be entitled to a deduction in an equal amount, which may be limited by Section 162(m) of the Code. The participant and the company will also be subject to employment taxes (i.e., Social Security and Medicare taxes) on the spread. As a condition to the issuance of the Option Stock, the participant will be required to arrange for payment to the company of the tax withholding obligation which arises due to the participant's recognition of ordinary income upon exercise of the TSO.

     Upon subsequent sales of Option Stock, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the participant as a result of such exercise.

     PAYMENT OF THE EXERCISE PRICE IN SHARES. If a TSO is exercised and payment is made using previously acquired shares, a participant will not recognize gain or loss with respect to such previously acquired shares. The participant's basis in the newly acquired shares is the same as his or her basis in the previously acquired shares, increased by the amount of any additional cash paid and the ordinary income realized by the participant for Federal income tax purposes on the exercise of the TSO.

     Exercising a TSO using shares of common stock received upon the exercise of an incentive stock option granted under an incentive stock option plan maintained by the company ("ISO Stock") will not constitute a "disqualifying disposition" of such ISO Stock. If, however, the shares of Option Stock are not held for the balance of the required holding periods relating to the ISO Stock, there will be a disqualifying disposition for Federal income tax purposes. The disqualifying disposition will result in the recognition by the participant of ordinary income equal to the excess of the fair market value of the ISO Stock at the time such shares of ISO Stock were originally acquired over the exercise price (but not in excess of the participant's gain).

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR 1998 INCENTIVE STOCK PLAN.

                             STOCKHOLDER PROPOSALS

     Notice of any stockholder proposal that is intended to be included in our proxy statement and form of proxy for next year's annual meeting must be received by us at our principal executive offices no later than December 7, 2002. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934. In addition, the persons named in the proxy for the next annual meeting will have discretionary authority to vote with respect to any matter that is brought by any stockholder during the meeting and that is not described in the proxy statement for such meeting if we receive notice before February 7, 2003 or after March 9, 2003 that such matter would be raised at the meeting. Any notices regarding shareholder proposals must be received by us at our principal executive offices at 110 North Wacker Drive, Chicago, Illinois, 60606, Attention: Secretary.

                                                                      APPENDIX A

                        GENERAL GROWTH PROPERTIES, INC.

                           1998 INCENTIVE STOCK PLAN
                (AS AMENDED AND RESTATED AS OF FEBRUARY 6, 2002)

SECTION 1. PURPOSE; DEFINITIONS.

     The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating employees (other than Matthew Bucksbaum and John Bucksbaum) and to provide the Company, its Affiliates and Subsidiaries with the ability to provide competitive incentives which are directly linked to the profitability of the Company's business and increases in stockholder value.

     For purposes of the Plan, the following terms are defined as set forth below:

     "Affiliate" means General Growth Management, Inc. and any other corporation or other entity controlled by the Company and designated by the Committee as such.

     "Award" means a Threshold-Vesting Stock Option.

     "Award Year" shall have the meaning set forth in the Cash Incentive Plan.

     "Board" means the Board of Directors of the Company.

     "Cash Incentive Plan" means the General Growth Properties, Inc. Cash Value Added Incentive Compensation Plan.

     "Cause" has the meaning set forth in Section 5(i).

     "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 6(b) and (c) respectively.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     "Commission" means the Securities and Exchange Commission or any successor agency.

     "Committee" means the Committee referred to in Section 2.

     "Common Stock" means common stock, par value $.10 per share, of the Company.

     "Company" means General Growth Properties, Inc., a Delaware corporation, and its successors and assigns.

     "Employer" means the Company and any Subsidiary or Affiliate whose employees are participants in the Plan.

     "Estimated Annual Growth Rate" means such rate as shall be established by the Committee on the date a Stock Option is granted.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not then listed on such exchange, on any other national securities exchange on which the Common Stock is then listed or on NASDAQ. If there is then no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     "Measurement Year" shall have the meaning set forth in the Cash Incentive Plan.

     "Non-Qualified Stock Option" means a Stock Option that is not an incentive stock option as defined by Section 422 of the Code.

     "Plan" means the General Growth Properties, Inc. 1998 Incentive Stock Plan, as set forth herein and as hereinafter amended from time to time.

     "Retirement" means retirement from active employment under a pension plan of the Company, any Subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment at or after age 65 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

     "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

     "Subsidiary" means any corporation, partnership or other entity of which the Company or any Subsidiary owns, directly or indirectly, a majority of the voting power of the voting equity securities or a majority of the equity interest and shall not be deemed to be a "subsidiary" for any other purpose.

     "Termination of Employment" means the termination of the participant's employment with the Company or any Subsidiary or Affiliate. A participant employed by a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary or Affiliate.

     "Total Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed by an Employer when such total disability commenced, all as determined by the Committee. All determinations as to the date and extent of total disability of any Participant shall be made by the Committee, upon the basis of such evidence, including independent medical reports and data, as the Committee deems necessary and desirable, and all such determinations of the Committee shall be final.

     "Threshold Price" means the Fair Market Value of a share of Common Stock multiplied by the Estimated Annual Growth Rate, compounded annually for a five-year period.

     "Threshold-Vesting Stock Option" or "Stock Option" means an option granted under Section 5.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee of the Board or such other committee appointed by and serving at the pleasure of the Board (the "Committee"). If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to participants in the Cash Incentive Plan designated by the Committee.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a) to select the participants in the Cash Incentive Plan to whom Awards under the Plan may from time to time be granted;

          (b) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (c) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, subject to Section 5(a), the option price, any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine);

          (d) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

          (e) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

          (f) to determine under what circumstances a Stock Option may be settled in cash or Common Stock under Section 5(k).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act with respect to the Plan only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Company the authority to make decisions pursuant to paragraphs
(c), (f), (g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided herein, the total number of shares of Common Stock available for distribution pursuant to Awards under the Plan shall be 2,000,000 shares of Common Stock. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. If a Stock Option is forfeited, expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and/or such other substitution or adjustments in the consideration receivable upon exercise as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

     Employees of the Company, its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its Subsidiaries and Affiliates and who are designated by the Committee are eligible to be granted Awards under the Plan.

SECTION 5.  THRESHOLD-VESTING STOCK OPTIONS.

     The Committee shall have the authority each Award Year to grant any optionee Threshold-Vesting Stock Options after the Committee has determined the Annual Bonus Awards under the Cash Incentive Plan based on the financial results in the applicable Measurement Year. The number of Stock Options to be granted to an optionee will be based on the optionee's Annual Bonus Award under the Cash Incentive Plan in the current Award Year and shall be determined as follows:

     Step One: the optionee's Annual Bonus Award under the Cash Incentive Plan shall be multiplied by a percentage, not to exceed 25%, to be determined by the Committee;

     Step Two: the product obtained under Step One shall be divided by ten percent (10%) of the Fair Market Value of a share of Common Stock on the date of grant of the Stock Option.

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve and shall constitute a Non-Qualified Stock Option. Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ, to the extent permitted by the Plan. An option agreement shall indicate on its face that it is intended to be a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the participant.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

          (b) Option Term. The term of each Stock Option shall be established by the Committee and shall not exceed 10 years from the date the Stock Option is granted.

          (c) Exercisability. Threshold-Vesting Stock Options shall be exercisable only after the Stock Option has vested. Vesting in such Stock Options shall occur after the Fair Market Value of the Common Stock has achieved and sustained the Threshold Price for at least 20 consecutive trading days at any time during the five-year period following the date of grant of the Stock Option, or at such time and under such conditions as are determined by the Committee.

          (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

     The option price of Common Stock to be purchased upon exercise of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent set forth in the option agreement, may also be paid by one or more of the following: (i) in the form of unrestricted Common Stock already owned by the optionee based in any such instance on the Fair Market Value of the Common Stock on the date the Stock Option is exercised; or (ii) by a combination thereof, in each case in the manner provided in the option agreement.

     In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a stockholder of the Company holding the Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 9(a).

          (e) Non-transferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or by an alternate payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

          (f) Termination by Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then otherwise exercisable, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Total Disability. If an optionee's employment terminates by reason of Total Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was otherwise exercisable at the time of termination, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Termination by Reason of Retirement. If an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of the Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year (or such shorter) period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (i) Other Termination. Unless otherwise determined by the Committee, if there occurs a Termination of Employment for any reason other than death, Total Disability, Retirement or Cause, any Stock Option held by such Optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may, if such Termination of Employment is without Cause, be exercised for one year from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment for Cause, any unexercised Stock Option held by such optionee shall expire immediately upon the giving to the optionee of notice of such Termination of Employment. Unless otherwise determined by the Committee, for the purposes of the Plan, "Cause" shall mean (i) the conviction of the optionee for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the optionee's employment duties or (iii) willful and deliberate failure on the part of the optionee to perform his employment duties in any material respect.

          (j) Forfeitability and Termination. If a Threshold-Vesting Stock Option does not vest during the five-year period following the date of grant of the Stock Option, the Stock Option shall be forfeited and the Shares covered by such Option shall revert to the Plan. If an optionee does not exercise his Stock Option within the time period specified in the Plan, the Stock Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (k) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or any part of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash out.

          (l) Change in Control Cash Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(l) shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Company and is subject to
     Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. Notwithstanding any other provision hereof, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option.

SECTION 6.  CHANGE IN CONTROL PROVISIONS.

          (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control any Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

          (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

             (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, or members of the Company's management, or any combination thereof, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 6(b); or

             (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 6(b), that any individual who becomes a member of the Board subsequent to such effective date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

             (iii) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

             (iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 60-day period prior to and including the date of a Change in Control and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of a Stock Option which
     (x) is held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act and (y) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or cancelled. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

SECTION 7.  TERM, AMENDMENT AND TERMINATION.

     The Plan will terminate on December 31, 2008. Under the Plan, Awards outstanding as of December 31, 2008 shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, including, without limitation, to provide for the transferability of any or all Stock Option(s) in the event the instructions to Form S-8 promulgated pursuant to the Securities Act of 1933, as amended, or any successor form, are hereafter amended to permit registration of shares issuable upon the exercise of options such as the Stock Options which are transferable, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option theretofore granted without the optionee's consent. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, including, without limitation, to provide for the transferability of such Stock Option in the event the instructions to Form S-8 promulgated pursuant to the Securities Act of 1933, as amended, or any successor form, are hereafter amended to permit registration of shares issuable upon the exercise of options such as the Stock Options which are transferable, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Option to qualify for the exemption provided by Rule 16b-3(d).

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 8.  UNFUNDED STATUS OF PLAN.

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 9.  GENERAL PROVISIONS.

          (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

          (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

          (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

          (e) At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Common Stock received upon exercise of such Option shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Common Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

          (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

          (g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 10.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on the later of (a) the date it is approved by the stockholders of the Company and (b) the date, if any, specified by the Board at the time it is approved by the Board.

GENERAL GROWTH PROPERTIES, INC.                                            PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Matthew Bucksbaum, Beth Stewart and Marshall E. Eisenberg, and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock, $.10 par value, of GENERAL GROWTH PROPERTIES, INC., standing in the name of the undersigned on the Company's books at the close of business on March 21, 2002, at the Annual Meeting of Stockholders to be held at the Company's principal executive offices, 110 North Wacker Drive, Chicago, Illinois, at 9:00 a.m., local time, on May 8, 2002, or at any postponement(s) or adjournment(s) thereof, as follows:

      The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described Annual Meeting of Stockholders or any postponement(s) or adjournment(s) thereof, or, if only one be present and acting, then by that one. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE APPROVAL OF AN AMENDMENT TO THE 1998 INCENTIVE STOCK PLAN.

--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

     YOU CAN NOW ACCESS YOUR GENERAL GROWTH PROPERTIES, INC. ACCOUNT ONLINE.

     Access your General Growth Properties, Inc. stockholder account online via Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC, agent for General Growth Properties, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

    -   View account status               -   View payment history for dividends

    -   View certificate history          -   Make address changes

    -   View book-entry information       -   Obtain a duplicate 1099 tax form

                                          -   Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.


STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

INVESTOR SERVICEDIRECT(SM) IS CURRENTLY ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.

-   SSN

-   PIN

-   Then click on the [Establish PIN] button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.


STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

-   SSN

-   PIN

-   Then click on the [Submit] button

If you have more than one account, you will now be asked to select the appropriate account.


STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

-   Certificate History

-   Book-Entry Information

-   Issue Certificate

-   Payment History

-   Address Change

-   Duplicate 1099

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:

                                                         Please mark
                                                        your votes as
                                                         indicated in   [X]
                                                         this example

1.  Election of directors:

        FOR all nominees               WITHHOLD
         listed below                  AUTHORITY
       (except as marked        to vote for all nominees
        to the contrary)              listed below
              [ ]                         [ ]

Nominees: 01 Matthew Bucksbaum, 02 Beth Stewart

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

                                                  FOR       AGAINST      ABSTAIN
2.  Approval of an amendment to the 1998          [ ]         [ ]          [ ]
    Incentive Stock Plan:

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

                             Mark here if you plan to attend the meeting     [ ]

                  "By checking the box to the right, I consent to future     [ ]
                  delivery of the Annual Report, Proxy Statements, and other communications in connection with future shareholder meetings electronically via the Company's web site. I understand that the Company may no longer distribute printed materials to me for any future shareholder meetings until such consent is revoked.
                  I understand that I may revoke any consent at any time by contacting the Company's transfer agent, Mellon
                  Investor Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility."


SIGNATURE                       SIGNATURE                       DATE
         ----------------------          ----------------------     ------------
(Please sign this proxy as your name appears on the Company's corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)

--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

       INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
               THE BUSINESS DAY PRIOR TO THE ANNUAL MEETING DAY.

   YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
                   SHARES IN THE SAME MANNER AS IF YOU MARKED,
                      SIGNED AND RETURNED YOUR PROXY CARD.


                                    INTERNET
                            HTTP://WWW.EPROXY.COM/GGP

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

                               Mark, sign and date
                                 your proxy card
                                       and
                                return it in the
                             enclosed postage-paid
                                    envelope.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.



YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: HTTP://WWW.GENERALGROWTH.COM